Exhibit 99.1
450 Lexington Avenue : New York, NY 10017 : 800.468.7526

FOR IMMEDIATE RELEASE

CONTACT:
Stacy Slater
Senior Vice President, Investor Relations
800.468.7526
stacy.slater@brixmor.com
BRIXMOR PROPERTY GROUP REPORTS FIRST QUARTER 2018 RESULTS
- Delivers Highest New Lease Volume in Three Years -
- Achieves New Lease Spreads of 36.7% -

NEW YORK, APRIL 30, 2018 - Brixmor Property Group Inc. (NYSE: BRX) (“Brixmor” or the “Company”) announced today its operating results for the three months ended March 31, 2018. For the three months ended March 31, 2018 and 2017, net income attributable to common stockholders was $0.20 per diluted share and $0.23 per diluted share, respectively.

Key highlights for the three months ended March 31, 2018 include:

•
Executed 2.0 million square feet of new and renewal leases at comparable rent spreads of 16.7%, including 1.0 million square feet of new leases at comparable rent spreads of 36.7% with stable tenant improvement costs and lease duration

•	Executed 2.7 million square feet of total leasing volume, including options, at comparable rent spreads of 14.5%

•	Realized total leased occupancy of 92.1%, anchor leased occupancy of 95.4% and small shop leased occupancy of 84.4%

•	Generated same property NOI growth of 0.7%

•	Delivered $31.7 million of value enhancing reinvestment projects at an average incremental NOI yield of 10%

•
Completed seven dispositions for $106.4 million; closed an additional two dispositions for $31.8 million subsequent to quarter end and placed an additional $221.0 million of dispositions under contract

•	Repurchased $29.7 million of common stock

•	Affirmed previously provided NAREIT FFO per diluted share and same property NOI growth expectations for 2018

“I am extremely pleased with how our team continues to execute on all facets of our balanced, self-funded business plan. During the first quarter of 2018, we posted strong new leasing results, including a record-setting 715,000 square feet of new anchor leases and a record-setting new lease small shop ABR per square foot of $23.56,” commented James Taylor, Chief Executive Officer and President. “With our robust new leasing production, our increasing market share with vibrant tenants, our accelerating reinvestment activity and our disciplined capital recycling, we are delivering value now.”

FINANCIAL HIGHLIGHTS
Net Income

•
For the three months ended March 31, 2018 and 2017, net income attributable to common stockholders was $61.0 million, or $0.20 per diluted share, and $71.6 million, or $0.23 per diluted share, respectively.

NAREIT FFO

•	For the three months ended March 31, 2018 and 2017, NAREIT FFO was $154.8 million, or $0.51 per diluted share, and $161.6 million, or $0.53 per diluted share, respectively.

i

450 Lexington Avenue : New York, NY 10017 : 800.468.7526

Same Property NOI Growth

•	Same property NOI for the three months ended March 31, 2018 increased 0.7% from the comparable 2017 period.
◦Same property base rent for the three months ended March 31, 2018 contributed 130 basis points to same property NOI growth

Dividend

•	The Company’s Board of Directors declared a quarterly cash dividend of $0.275 per common share (equivalent to $1.10 per annum) for the second quarter of 2018.

•	The dividend is payable on July 16, 2018 to stockholders of record on July 6, 2018, representing an ex-dividend date of July 5, 2018.

PORTFOLIO AND INVESTMENT ACTIVITY
Value Enhancing Reinvestment Opportunities

•
During the three months ended March 31, 2018, the Company completed eight value enhancing reinvestment opportunities with an aggregate net cost of approximately $31.7 million at an average incremental NOI yield of 10%. Completed projects included five anchor space repositioning projects, two outparcel development projects and one redevelopment project.

•
During the three months ended March 31, 2018, the Company added nine new value enhancing reinvestment opportunities to its in process pipeline with an aggregate net estimated cost of approximately $22.5 million at an expected average incremental NOI yield of 13%. Projects added include seven anchor space repositioning projects and two outparcel development projects.

•
At March 31, 2018, the value enhancing reinvestment in process pipeline was comprised of 48 projects with an aggregate net estimated cost of approximately $287.7 million. The in process pipeline includes 25 anchor space repositioning projects with an aggregate net estimated cost of approximately $90.2 million at expected average incremental NOI yields of 9 to 14%; nine outparcel development projects with an aggregate net estimated cost of approximately $16.6 million at an expected average incremental NOI yield of 13%; one new development project with a net estimated cost of approximately $37.8 million at an expected NOI yield of 9%; and 13 redevelopment projects with an aggregate net estimated cost of approximately $143.1 million at an expected average incremental NOI yield of 9%.

Dispositions

•	During the three months ended March 31, 2018, the Company generated approximately $106.4 million of gross proceeds on the disposition of seven assets comprised of 1.2 million square feet.

•
Subsequent to March 31, 2018, the Company generated approximately $31.8 million of gross proceeds on the sale of two assets comprised of 0.1 million square feet and placed $221.0 million of dispositions under contract.

Share Repurchases

•
During the three months ended March 31, 2018, the Company repurchased 1.9 million shares of common stock under the program at an average price per share of $15.47 for a total of approximately $29.7 million, excluding commissions. Since inception of the share repurchase program in December 2017, the Company has repurchased 2.2 million shares of common stock at an average price per share of $15.83 for a total of approximately $35.6 million, excluding commissions.

CAPITAL STRUCTURE

•	During the three months ended March 31, 2018, the Company prepaid $50.0 million of its Tranche A Term Loan maturing July 31, 2018, reducing maturing debt in 2018 to $135.0 million.

450 Lexington Avenue : New York, NY 10017 : 800.468.7526

GUIDANCE

•	The Company is affirming its previously provided NAREIT FFO per diluted share and same property NOI growth expectations for 2018.

CONNECT WITH BRIXMOR

•	For additional information, please visit www.brixmor.com;

•	Follow Brixmor on Twitter at www.twitter.com/Brixmor;

•	Find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

CONFERENCE CALL AND SUPPLEMENTAL INFORMATION
The Company will host a teleconference on Tuesday, May 1, 2018 at 10:00 AM ET. To participate, please dial 888.317.6003 (domestic) or 412.317.6061 (international) at least ten minutes prior to the scheduled start of the call (Passcode: 9717368). The teleconference can also be accessed via a live webcast at www.brixmor.com in the Investors section. A replay of the teleconference will be available through midnight ET on May 15, 2018 by dialing 877.344.7529 (domestic) or 412.317.0088 (international) (Passcode: 10117779) or via the web through May 1, 2019 at www.brixmor.com in the Investors section.

The Company’s Supplemental Disclosure will be posted at www.brixmor.com in the Investors section.  These materials are also available to all interested parties upon request to the Company at investorrelations@brixmor.com or 800.468.7526.

NON-GAAP DISCLOSURES
The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (presented in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (presented in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP. The Company’s computation of these non-GAAP measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP measures are relevant to understanding and addressing financial performance. A reconciliation of these non-GAAP measures to net income is presented in the attached table.

NAREIT FFO
NAREIT FFO is a supplemental non-GAAP performance measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) presented in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

The Company believes NAREIT FFO assists investors in analyzing Brixmor’s comparative operating and financial performance because, by excluding gains and losses related to dispositions of previously depreciated operating properties, real estate-related depreciation and amortization of continuing operations, impairment of operating properties and real estate equity investments, extraordinary items, and after adjustments for joint ventures calculated to reflect FFO on the same basis, investors can compare the operating performance of a company’s real estate between periods.

450 Lexington Avenue : New York, NY 10017 : 800.468.7526

Same Property NOI
Same property NOI is a supplemental, non-GAAP performance measure utilized to evaluate the operating performance of real estate companies. Same property NOI is calculated (using properties owned for the entirety of both periods excluding properties under development), as total property revenues (base rent, ancillary and other, expense reimbursements, and percentage rents) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). Same property NOI excludes corporate level income (including management, transaction, and other fees), lease termination fees, straight-line rental income, amortization of above- and below-market rent and tenant inducements, straight-line ground rent expense and income / expense associated with the Company’s captive insurance entity.

The Company believes same property NOI assists investors in analyzing Brixmor’s comparative operating and financial performance because it eliminates disparities in NOI due to the acquisition, disposition or stabilization of development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of a company’s real estate between periods.

ABOUT BRIXMOR PROPERTY GROUP
Brixmor Property Group, a real estate investment trust (REIT), is a leading owner and operator of high-quality, open-air shopping centers. The Company’s more than 475 retail centers comprise 82 million square feet in established trade areas across the nation and are supported by a diverse mix of highly productive non-discretionary and value-oriented retailers, as well as consumer-oriented service providers. Brixmor is committed to maximizing the value of its portfolio by prioritizing investments, cultivating relationships and capitalizing on embedded growth opportunities through driving rents, increasing occupancy and pursuing value-enhancing reinvestment opportunities. Headquartered in New York City, Brixmor is a partner to more than 5,000 best-in-class national, regional and local tenants and is one of the largest landlords to The TJX Companies and The Kroger Company.

SAFE HARBOR LANGUAGE
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.
###

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	3/31/18	12/31/17
Assets
Real estate
Land	$1,962,364	$1,984,309
Buildings and tenant improvements	8,063,402	8,063,871
Construction in progress	58,356	81,214
Lease intangibles	774,344	792,097
	10,858,466	10,921,491
Accumulated depreciation and amortization	(2,405,579)	(2,361,070)
Real estate, net	8,452,887	8,560,421
Cash and cash equivalents	27,332	56,938
Restricted cash	65,437	53,839
Marketable securities	27,063	28,006
Receivables, net of allowance for doubtful accounts of $17,498 and $17,205	219,312	232,111
Deferred charges and prepaid expenses, net	145,421	147,508
Other assets	50,406	75,103
Total assets	$8,987,858	$9,153,926

Liabilities
Debt obligations, net	$5,622,111	$5,676,238
Accounts payable, accrued expenses and other liabilities	504,171	569,340
Total liabilities	6,126,282	6,245,578

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,075,180 and 304,947,144 shares issued and 302,826,470 and 304,620,186 shares outstanding	3,028	3,046
Additional paid-in capital	3,301,482	3,330,466
Accumulated other comprehensive income	28,898	24,211
Distributions in excess of net income	(471,832)	(449,375)
Total equity	2,861,576	2,908,348
Total liabilities and equity	$8,987,858	$9,153,926

v

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/18	3/31/17

Revenues
Rental income	$243,345	$249,621
Expense reimbursements	70,878	73,190
Other revenues	2,952	2,995
Total revenues	317,175	325,806

Operating expenses
Operating costs	35,490	37,425
Real estate taxes	45,725	46,467
Depreciation and amortization	90,383	93,931
Provision for doubtful accounts	2,415	1,050
Impairment of real estate assets	15,902	5,686
General and administrative	22,426	20,957
Total operating expenses	212,341	205,516

Other income (expense)
Dividends and interest	96	73
Interest expense	(55,171)	(55,731)
Gain on sale of real estate assets	11,448	8,805
Loss on extinguishment of debt	(132)	(1,262)
Other	(53)	(707)
Total other expense	(43,812)	(48,822)

Income before equity in income of unconsolidated joint venture	61,022	71,468
Equity in income of unconsolidated joint venture	—	187
Net income	61,022	71,655
Net income attributable to non-controlling interests	—	(76)
Net income attributable to common stockholders	$61,022	$71,579

Per common share:
Net income attributable to common stockholders:
Basic	$0.20	$0.23
Diluted	$0.20	$0.23
Weighted average shares:
Basic	304,158	304,569
Diluted	304,278	304,795

vi

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/18	3/31/17

Net income	$61,022	$71,655
Gain on disposition of operating properties	(11,448)	(8,805)
Depreciation and amortization- real estate related- continuing operations	89,352	93,002
Depreciation and amortization- real estate related- unconsolidated joint venture	—	17
Impairment of operating properties	15,902	5,686
NAREIT FFO	$154,828	$161,555

NAREIT FFO per share/OP Unit - diluted	$0.51	$0.53
Weighted average shares/OP Units outstanding - basic and diluted	304,278	305,114

Items that impact FFO comparability
Litigation and other non-routine legal expenses	$(584)	$(243)
Loss on extinguishment of debt	(132)	(1,262)
Transaction expenses	(33)	—
Total items that impact FFO comparability	$(749)	$(1,505)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)

Additional Disclosures
Straight-line rental income, net (1)	$3,097	$5,251
Amortization of above- and below-market leases and tenant inducements, net (2)	6,055	7,461
Straight-line ground rent expense (3)	(30)	(41)

Dividends declared per share/ OP Unit	$0.275	$0.260
Share/OP Unit dividends declared	$83,277	$79,272
Share/OP Unit dividend payout ratio (as % of NAREIT FFO)	53.8%	49.1%

(1) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income, net of $1 at pro rata share for the three months ended March 31, 2017. Montecito Marketplace was sold on August 8, 2017.

(2) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market leases and tenant inducements of $7 at pro rata share for the three months ended March 31, 2017. Montecito Marketplace was sold on August 8, 2017.

(3) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

vii

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended
	3/31/18	3/31/17	Change
Same Property NOI Analysis
Number of properties	474	474	—
Percent billed	89.8%	90.5%	(0.7%)
Percent leased	92.1%	92.6%	(0.5%)

Revenues
Base rent	$223,987	$221,068
Ancillary and other	3,885	3,482
Expense reimbursements	68,637	70,140
Percentage rents	2,950	2,885
	299,459	297,575	0.6%
Operating expenses
Operating costs	(34,523)	(35,384)
Real estate taxes	(44,408)	(44,557)
Provision for doubtful accounts	(2,286)	(917)
	(81,217)	(80,858)	0.4%
Same property NOI	$218,242	$216,717	0.7%

Same property NOI excluding redevelopments (1)	$202,586	$201,285	0.6%

NOI margin	72.9%	72.8%
Expense recovery ratio	87.0%	87.7%

Percent contribution to same property NOI growth:
	Change	Percent Contribution
Base rent	$2,919	1.3%
Ancillary and other	403	0.2%
Net recoveries	(493)	(0.2%)
Percentage rents	65	0.0%
Provision for doubtful accounts	(1,369)	(0.6%)
		0.7%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Same property NOI	$218,242	$216,717
Adjustments:
Non-same property NOI	4,650	10,737
Lease termination fees	1,531	666
Straight-line rental income, net	3,097	5,250
Amortization of above- and below-market leases and tenant inducements, net	6,055	7,454
Fee income	—	81
Straight-line ground rent expense	(30)	(41)
Depreciation and amortization	(90,383)	(93,931)
Impairment of real estate assets	(15,902)	(5,686)
General and administrative	(22,426)	(20,957)
Total other expense	(43,812)	(48,822)
Equity in income of unconsolidated joint venture	—	187
Net income attributable to non-controlling interests	—	(76)

Net income attributable to common stockholders	$61,022	$71,579

(1) Redevelopments include only projects completed in the last comparable twelve month period and all in process projects. See Supplemental Disclosure for reconciliation.

viii